                                 T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                               Latin America Fund
--------------------------------------------------------------------------------
                                 April 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
LATIN AMERICA FUND
------------------
     * Most of the larger Latin American economies rebounded early in 2000, led by Mexico.

     * Stocks rose in the major markets during the six months ended April 30, be nefiting from strong gains early in 2000.

     * The fund's six-month return surpassed its market index and average compet itor, aided by positions in Mexico and Brazil.

     *    We  increased   holdings  in   telecommunications   and  media,  where
          valuations a re attractive and growth prospects exciting.

     * Despite the recovery, the region's outlook remains uncertain because of local problems and reliance on international credit markets.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================

FELLOW SHAREHOLDERS
-------------------
     The Latin American market continued its longtime roller-coaster pattern over the past six months -- this time on the upswing. Mexico's consumer-led recovery proved exceptionally strong, with Brazil and Chile also showing strong rebounds. Among the larger regional economies, only Argentina continued to disappoint. As a result, most stock markets, and your fund, reported solid gains over the period.

        ******************************************************************

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 4/30/00                   6 Months        12 Months
        ---------------------                   --------        ---------
        Latin America Fund                        27.16%           18.73%
        MSCI EMF Latin America Index              26.84            14.10
        Lipper Latin America Funds Average        25.73            17.12

        ******************************************************************

     For the six months ended April 30, 2000, your fund posted a total return of 27.16%, surpassing both its regional MSCI index and the Lipper average. Over the past year, fund returns were more moderate, reflecting the region's difficult economic climate in 1999. Returns were in double digits, however, and the fund outperformed its benchmarks for the 12-month period. Both country and sector allocations contributed to gains, especially our decisions to overweight two of the region's stronger economies, Mexico and Brazil, while limiting exposure to less economically healthy countries. The fund also profited from increased positions in media and telecommunications companies and from holdings of Mexican banks.

MARKET AND PORTFOLIO REVIEW
---------------------------
     Many of the key Latin American economies picked up nicely over the first four months of 2000. We expect regional GDP growth in excess of 4% for the current year, a strong rebound from near zero in 1999. Recent data suggest a booming economy in Mexico, led by a sudden and larger-than-expected recovery in consumer spending. The Brazilian economy also surprised on the upside. Its fiscal austerity program is coming through well ahead of expectations, and the devaluation in January 1999 appears to be improving exports. Chile is enjoying a sharp export-led recovery, helped by rising copper prices and a weaker currency. Rather less encouraging, the Argentine economy remains subdued, with consumers weighed down by another round of tax increases. Many analysts worry that by continuing to peg its currency to the U.S. dollar, Argentina lacks the flexibility to deal with the rapidly changing currency environment that prevails elsewhere in the region.

        **********************************************************

        MARKET PERFORMANCE
        ------------------
        (In U.S. Dollar Terms)
        Periods Ended 4/30/00         6 Months          12 Months
        ---------------------         --------           --------
        Argentina                        1.88%             -4.18%
        Brazil (Free)                   34.39              27.09
        Chile                           12.01               4.31
        Mexico                          21.04              16.37
        Peru                             8.90               2.39
        Venezuela                       -0.72              -5.10

        Source: RIMESOnline, using MSCI indices.

        **********************************************************

     As ever, the key constraint to sustainable growth is the acute shortage of capital and, therefore, the constant need to seek financing in the international credit markets. On average, countries in the region now carry current account deficits in excess of 3% of GDP for the current year, and Brazil alone faces financing requirements of around $70 billion. For this reason, with the arguable exception of Mexico, the region remains highly vulnerable to external market conditions and a sudden reversal in sentiment among foreign investors.

            ***************************************************

      T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER

               As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

               On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

               The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

               Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

               The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

            ***************************************************

     More than 80% of your portfolio is invested in Mexico and Brazil. We are underweighted in all other countries, particularly in Chile, where we believe growth is already priced into the dominant industries. At the sector level, we have large positions in telecommunications and media, where valuations still look attractive and growth prospects are exciting. Cellular growth rates across the region are explosive. In Brazil, for example, the number of cellular subscribers doubled over the 12 months through March 2000, and data transmission and Internet usage is growing exponentially. To counterbalance, we are heavily underweighted in the region's more cyclical areas, such as forest products and mining, where we find long-term growth prospects much less interesting.

*****************************

Cellular growth rates across
the region are explosive.

*****************************

   MEXICO's long road to recovery from the 1994 peso devaluation was confirmed by Moody's recent upgrade of the government's debt to investment-grade status. Supported by the vibrant U.S. economy and the success of the North American Free Trade Agreement, export performance has come through strongly, and dependence on short-term capital flows to finance the current account deficit is greatly reduced. Wages have been rising ahead of inflation, unemployment has fallen to record lows, and consumers have responded with an unexpectedly sharp bounce in retail sales. Mexico's export base remains heavily dependent on the U.S. marketplace, making it vulnerable to a slowdown north of the border. The Mexican economy is also galloping ahead somewhat faster than monetary authorities would wish, and the last thing the market would want to see is evidence of an overheating economy in the runup to presidential elections in July. Nevertheless, with its banking sector continuing down the road toward recapitalization and restructuring, and with its finances in good shape, Mexico represents our largest weighting versus the index.

     We added steadily to the Mexican banks BANAMEX and BANCOMER. New bankruptcy legislation was recently passed, replacing antiquated laws dating from the 1940s that had allowed businesses to delay payments to creditors for years with no interest rate penalty. Other new legislation shortens the foreclosure process on collateralized assets. These laws address weaknesses in the financial system that made lending risks unacceptably high, and we expect banks to resume lending for the first time since 1994. Banamex is now fully provisioned against past-due loans and well positioned to benefit from the improved legal environment. Following a friendly bid and injection of capital from the Spanish bank BBVA, Bancomer's balance sheet will also be fully provisioned, although Banamex is now considering a takeover of Bancomer, in which case an interesting bidding war may develop. We also increased our exposure to telecoms and media by adding to holdings in Mexico's largest broadcaster, TELEVISA, which is raising its advertising rates aggressively, and IUSACELL, Mexico's second cellular player after TELMEX, which remains the fund's largest position.

     BRAZIL's fiscal improvement continued to surprise the skeptics. For the 12 months ended in February, the deficit collapsed to just 3.6% of GDP compared with 14% in the wake of last year's currency devaluation. As long as interest rates continue to fall, analysts think the deficit could shrink to 2% by 2001. However, investors were given yet another reminder of Brazil's indomitable ability to disappoint when various lawsuits were launched against the government, demanding compe nsation for the negative real interest rates earned on savings and severance funds during the hyperinflationary years of the late 1980s and early 1990s. If the Supreme Court rules in favor of the workers, total claims against the government from similar cases could run into tens of billions of dollars. The Supreme Court has already scuttled other key public sector reforms, including voting down government attempts to tax Social Security payouts to retired public servants.

              ***************************************************

     [Geographic Diversification, pie chart showing percentages of fund assets per country as follows; Argentina, 5%; Brazil, 37%; Chile, 3%; Mexico, 46%; Peru, 2%; Venezuela, 2%; Other & Reserves, 5%]

              ***************************************************

     Brazil's exports have been recovering well, albeit from a low base. Manufacturing exports have been leading the way, with the biggest contribution from aircraft sales, cars, and electronic goods. Last year, Brazil attracted more direct foreign investment than any other emerging economy, outstripping even China, and we regard this surge, along with an apparently successful and noninflationary devaluation, as a key long-term positive. On the other hand, the current account deficit and overall financing requirements are still uncomfortably high. Moreover, as the economy recovers, large direct investment inflows will translate into higher dividends paid to foreigners, and for this reason we anticipate continuing pressure on the current account, despite rising exports. For the time being, the economy remains hostage to external capital market conditions.

     We added to government-controlled oil and gas company PETROBRAS. Energy, including electricity generation, is one of the last major sectors in Brazil to be deregulated. As part of that process, the government is planning to sell down its voting stake in Petrobras to 51% later this year. Eve n though full deregulation of oil and gas prices could be delayed until 2002, we see considerable upside as new management introduces more shareholder-friendly systems and cost controls and takes advantage of the nation's huge oil reserves and exploration potential. We also added to TELESP CELULAR, Sao Paulo's leading cellular company, which is controlled by Portugal Telecom. The company added another 220,000 customers in the first quarter of 2000 and is ambitiously targeting 10% client penetration of wireless Internet services by year-end.

     CHILE's economy is also enjoying faster-than-expected cyclical growth. Since the second half of the 1980s, prudent macroeconomic policymaking, underpinned by stringent financial sector regulation, prudent fiscal management, and privatization and liberalization across a broad range of key sectors, has formed the basis for superior growth compared with the rest of the region. The recent economic pickup has been aided by a gradual and controlled 20% currency depreciation against the dollar over the past couple of years, by cyclical inventory adjustment, and by copper price recovery.

     ARGENTINA is the only one of the region's larger economies where tangible economic pickup has yet to materialize. President de la Rua began his mandate with impressive vigor, first by attacking the widening government deficit with a series of spending cuts and tax increases, and then by pushing through key labor reform aimed at replacing the nation's antiquated and inflexible labor laws. Despite this, tax receipts are lower than expected, a reflection of tepid economic growth, a consumer worn down by repeated tax increases, and widespread tax evasion.

     External financing requirements are, as ever, uncomfortably high. The government alone needs around $17 billion of fresh funds this year, and the risk is that if economic recovery does not come through quickly, greater borrowing may be needed. Weak agricultural commodity prices have hurt exports, and, unlike in Mexico and to some extent Brazil, it is difficult to see manufacturing exports becoming a vibrant source of recovery. Underlying Argentina's lack of manufacturing comp etitiveness is its currency policy, which many believe allows insufficient flexibility to adjust to successful devaluations by its neighbors. As any visitor will confirm, Argentina is an expensive country. Among portfolio changes, we sold most of our holding in TELEFONICA DE ARGENTINA following parent company Telefonica de Espana's bid, and replaced it with Argentina's other telecom player, TELECOM ARGENTINA, which is controlled by France Telecom and Telecom Italia.

              ***************************************************

              INDUSTRY DIVERSIFICATION
              ------------------------
                                            Percent of Net Assets
                                            10/31/99      4/30/00
                                            --------      -------
              Services                         53.9%        56.1%
              Finance                          13.0         14.5
              Energy                           11.3         11.0
              Consumer Goods                   14.4         10.1
              Materials                         5.6          4.4
              Reserves                          1.3          3.1
              Other Assets Less Liabilities     0.5          0.8
              Total                           100.0%       100.0%

              ***************************************************

     Less than 4% of the portfolio is invested in the region's smaller economies, where we find the outlook generally worrisome. PERU is probably the healthiest of a sick bunch: GDP there re covered strongly in the first quarter, boosted by a jump in government expendi tures prior to elections. President Fujimori now faces international condemnat ion for clear electoral irregularities in the first round of presidential elections. VENEZUELA and COLOMBIA both face a series of formidable and intractable barriers to economic recovery. The Venezuelan economy remains stagnant, despite continued higher oil prices, and we are concerned about the deterioration in the fiscal accounts in the light of President Chavez's heavily populist instincts. The Colombian guerrilla insurgency is hurting that country. ECUADOR, which defaulted on its Brady and Euro bond payments last year, is facing spiraling inflationary pressures despite switching its currency last April to the dollar. The IMF recently approved standby credits on condition of the government's commitment to tackle its yawning deficit.

OUTLOOK
-------
     Following a sharp contraction in emerging markets risk premiums worldwide in the second half of last year, the larger Latin American countries have been enjoying significant recovery. The reform process is moving ahead in a number of areas, with bankruptcy and foreclosure legislation in Mexico, labor legislation in Argentina, and painful fiscal restructuring in Brazil and Argentina. Exports, even outside Mexico, have been showing signs of strength, helped by a pickup in commodity prices.

     Outside Mexico, however, external financing requirements are a continuing constraint. Much of the region is far too dependent on the constant and ongoing willingness of the international credit markets to bridge the financing gap, and until this falls to more sustainable levels, the outlook for the region will continue to be uncertain. This, in turn, will depend on improved competitiveness and a prolonged pickup in noncommodity exports from the very low levels that prevail outside Mexico. Only then will we see a sustainable recovery in regional growth rates from the disappointing levels witnessed in the second half of the 1990s.

Respectfully  submitted,

/s/

Martin G. Wade
Chairman


/s/

John R. Ford
President
May 18, 2000

         ***************************************************

          NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS

          After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

          Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.

================================================================================

T. Rowe Price LatinAmerica Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/00
                                                                      ----------

 Telefonos de Mexico (Telmex), Mexico                                      17.1%
 Telebras, Brazil                                                          12.3
 Petrol Brasileiros (Petrobras), Brazil                                     7.6
 Grupo Televisa, Mexico                                                     4.8
 Grupo Financiero Banamex, Mexico                                           3.7
 Banco Itau, Brazil                                                         3.2
 Femsa, Mexico                                                              3.0
 Grupo Iusacell, Mexico                                                     2.8
 Cemex, Mexico                                                              2.8
 Pao de Acucar, Brazil                                                      2.7

 Grupo Financiero Bancomer, Mexico                                          2.6
 Telecom Argentina, Argentina                                               2.3
 Compania Anonima Nacional Telefonos de Venezuela (CANTV), Venezuela        2.3
 Coca-Cola Femsa, Mexico                                                    2.0
 Cia Energetica Minas Gerais, Brazil                                        1.8
 Brahma, Brazil                                                             1.8
 Companhia Vale do Rio Doce, Brazil                                         1.7
 Embratel Participacoes, Brazil                                             1.6
 Enersis, Chile                                                             1.5
 Grupo Elektra, Mexico                                                      1.4
 Grupo Modelo, Mexico                                                       1.4
 Wal-Mart de Mexico, Mexico                                                 1.2
 Telefonica del Peru, Peru                                                  1.2
 Kimberly-Clark de Mexico, Mexico                                           1.2
 Unibanco, Brazil                                                           1.1
 Total                                                                     85.1%

 Note: Table excludes reserves.

================================================================================

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                   MSCI EMF Latin      Lipper Latin America      Latin America
     Date           America Index         Funds Average               Fund
     ----           -------------         -------------          -------------
     12/29/93       10,000                10,000                     10,000
     4/94            9,737                 9,032                      8,780
     4/95            8,479                 7,344                      6,840
     4/96            9,740                 8,479                      7,929
     4/97           12,982                10,977                     10,259
     4/98           13,816                11,753                     11,507
     4/99           11,824                 8,864                      9,112
     4/00           13,491                10,304                     10,820

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 4/30/00            1 Year   3 Year  5 Years   Inception       Date
---------------------            ------   ------  -------   ---------  ---------
Latin America Fund               18.73%    1.79%    9.61%       1.25%   12/29/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------                                         6 Months       Year
                                                                Ended      Ended
                        4/30/00 10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
                        ------- --------  --------  --------  --------  --------
NET ASSET VALUE
---------------
Beginning of period    $  8.03  $  7.22   $  9.60   $  8.14   $  6.49  $  10.32
--------------------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)           0.06     0.09      0.16      0.13      0.10      0.05
  Net realized and
  unrealized gain (loss)  2.12     0.86     (2.45)     1.44      1.60     (3.92)
--------------------------------------------------------------------------------
  Total from
  investment activities   2.18     0.95     (2.29)     1.57      1.70     (3.87)
--------------------------------------------------------------------------------
Distributions
  Net investment income  (0.04)   (0.14)    (0.12)    (0.11)    (0.06)       --
  Net realized gain         --       --        --     (0.03)       --        --
--------------------------------------------------------------------------------
  Total distributions    (0.04)   (0.14)    (0.12)    (0.14)    (0.06)       --
--------------------------------------------------------------------------------
  Redemption fees added
  to paid-in-capital        --       --      0.03      0.03      0.01      0.04
--------------------------------------------------------------------------------

NET ASSET VALUE
---------------
END OF PERIOD         $  10.17  $  8.03   $  7.22   $  9.60   $  8.14   $  6.49
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*           27.16%   13.57%  (23.93)%    19.94%    26.52%  (37.11)%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets    1.44%+   1.62%     1.53%     1.47%     1.66%     1.82%
--------------------------------------------------------------------------------

Ratio of net investment
income (loss) to average
net assets               1.18%+   1.05%     1.35%     1.30%     1.29%     0.76%
--------------------------------------------------------------------------------
Portfolio turnover rate  25.1%+   43.2%     19.0%     32.7%     22.0%     18.9%
--------------------------------------------------------------------------------
Net assets,
end of period
(in thousands)        $247,384 $200,385  $204,761  $398,066  $213,691  $148,600
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

STATEMENT OF NET ASSETS
-----------------------

ARGENTINA  5.3%
---------------
COMMON STOCKS  5.3%
Banco de Galicia y Buenos Aires (Class B) ADR (USD)          60,168    $  1,040
--------------------------------------------------------------------------------
Banco Frances del Rio de la Plata ADR (USD)                  97,868       1,933
--------------------------------------------------------------------------------
Banco Rio de la Plata (Class B) ADR (USD)                   116,380       1,615
--------------------------------------------------------------------------------

PC Holdings                                               1,385,733       2,108
--------------------------------------------------------------------------------
Telecom Argentina (Class B) ADR (USD)                       206,040       5,756
--------------------------------------------------------------------------------
Telefonica de Argentina (Class B) ADR (USD)                  19,937         700
--------------------------------------------------------------------------------
Total Argentina (Cost $16,120)                                           13,152
                                                                     ----------

BRAZIL 36.7%
-----------
COMMON STOCKS  22.2
Companhia Vale do Rio Doce ADR (USD)                        167,000       4,165
--------------------------------------------------------------------------------
Embratel Participacoes ADR (USD)                            173,500       3,904
--------------------------------------------------------------------------------
Pao de Acucar GDR (USD)                                     234,432       6,681
--------------------------------------------------------------------------------
Tele Centro Sul Participacoes ADR (USD)                      27,488       1,752
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes ADR (USD)                    101,185       1,802
--------------------------------------------------------------------------------
Telebras ADR (USD)                                          257,286      30,408
--------------------------------------------------------------------------------
Telesp-Telecomunicacoes de Sao Paulo ADR (USD)               88,302       2,230
--------------------------------------------------------------------------------
Telesp Celular ADR(USD)                                      29,000       1,280
--------------------------------------------------------------------------------
Unibanco GDR (USD)                                          113,000       2,818
--------------------------------------------------------------------------------
                                                                         55,040
                                                                     ----------

PREFERRED STOCKS  14.5%
Banco Itau                                              106,371,000       7,954
--------------------------------------------------------------------------------
Brahma                                                    6,107,482       4,431
--------------------------------------------------------------------------------
Cia Energetica Minas Gerais                             299,776,141       4,566
--------------------------------------------------------------------------------
Petrol Brasileiros                                       79,105,711      18,844
--------------------------------------------------------------------------------
                                                                         35,795
                                                                     ----------
Total Brazil (Cost $83,357)                                              90,835
                                                                     ----------

CHILE 3.4%
----------
COMMON STOCKS  3.4%
Banco Santiago ADR (USD)                                     98,258    $  1,941
--------------------------------------------------------------------------------
Compania Cervecerias Unidas ADS (USD)                         7,176         160
--------------------------------------------------------------------------------
Compania de Telecomunicaciones de Chile
(Class A) ADR (USD)                                          44,950         831
--------------------------------------------------------------------------------
Embotelladora Andina ADR (USD)                              145,018       1,686
--------------------------------------------------------------------------------
Enersis ADS (USD)                                           202,723       3,776
--------------------------------------------------------------------------------
Total Chile (Cost $11,083)                                                8,394
                                                                     ----------

MEXICO 46.3%
------------
COMMON STOCKS  46.3%
Cemex ADR (USD)                                              40,030         876
--------------------------------------------------------------------------------
Cemex (Represents 2 Class A and 1 Class B shares)         1,398,746       6,057
--------------------------------------------------------------------------------
Coca-Cola Femsa (Class L) ADR (USD)                         270,300       5,017
--------------------------------------------------------------------------------
Control Commercial Mexicana, Units
   (Each unit consists of 3 Class B
   and 1 Class C shares)                                  2,078,700       2,187
--------------------------------------------------------------------------------
Femsa UBD
   (Represents 1 Class B and
   4 Series D shares)                                     1,890,710       7,484
--------------------------------------------------------------------------------
Grupo Elektra, Participating Certificates
   (Represents 1 Class L and
   and 2 Class B shares)                                  3,644,690       3,563
--------------------------------------------------------------------------------
Grupo Financiero Banamex *                                2,541,000       9,181
--------------------------------------------------------------------------------
Grupo Financiero Bancomer *                              14,257,000       6,363
--------------------------------------------------------------------------------
Grupo Iusacell ADR (USD) *                                  436,800       6,962
--------------------------------------------------------------------------------
Grupo Modelo (Class C)                                    1,586,480       3,372
--------------------------------------------------------------------------------
Grupo Sanborns *                                            786,300       1,354
--------------------------------------------------------------------------------
Grupo Televisa ADR (USD) *                                  187,200      11,876
--------------------------------------------------------------------------------

Kimberly-Clark de Mexico (Class A)                          890,041    $  2,866
--------------------------------------------------------------------------------
Organizacion Soriana                                        530,500       2,114
--------------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR (USD)                     720,776      42,391
--------------------------------------------------------------------------------
Wal-Mart de Mexico ADR (USD) *                              129,293       3,026
--------------------------------------------------------------------------------
Total Mexico (Cost $76,929)                                             114,689
                                                                     ----------

PERU 1.5%
---------
COMMON STOCKS  1.5%
Credicorp ADR (USD)                                          75,790         800
--------------------------------------------------------------------------------
Telefonica del Peru (Class B) ADR (USD)                     192,168       2,907
--------------------------------------------------------------------------------
Total Peru (Cost $4,196)                                                  3,707
                                                                     ----------

VENEZUELA 2.3%
--------------
COMMON STOCKS  2.3%
Compania Anonima Nacional Telefonos de Venezuela
   (Class D) ADR (USD)                                      193,364       5,607
--------------------------------------------------------------------------------
Total Venezuela (Cost $6,592)                                             5,607
                                                                     ----------

UNITED STATES 0.6%
------------------
COMMON STOCKS  0.6%
IMPSAT Fiber Networks *                                      10,800         169
--------------------------------------------------------------------------------
StarMedia Network *                                          60,000       1,307
--------------------------------------------------------------------------------
Total United States (Cost 1,944)                                          1,476
                                                                     ----------
SHORT-TERM INVESTMENTS 3.1%
---------------------------
MONEY MARKET FUNDS  3.1%
Reserve Investment Fund, 6.18% #                          7,661,810       7,662
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,662)                                7,662
                                                                     ----------

 TOTAL INVESTMENTS IN SECURITIES
 99.2% of Net Assets (Cost $207,883)                                 $  245,522

 Other Assets Less Liabilities                                            1,862
                                                                     ----------
 NET ASSETS                                                          $  247,384
                                                                     ----------
 NET ASSETS CONSIST OF:
 ----------------------
 Accumulated net investment  income - net of  distributions            $  1,356
 Accumulated net realized  gain/loss - net of  distributions            (54,386)
 Net  unrealized  gain (loss)                                            37,625
 Paid-in-capital  applicable  to  24,329,238  shares of $0.01 par value  capital  stock  outstanding;  2,000,000,000  shares  of
 the  Corporation authorized                                            262,789
                                                                     ----------
 NET ASSETS                                                          $  247,384
                                                                     ----------
 NET ASSET VALUE PER SHARE                                             $  10.17
                                                                     ----------

   *  Non-income producing
   #  Seven-day yield
 ADR  American depository receipt
 ADS  American depository share
 GDR  Global depository receipt
 USD  U.S. dollar

================================================================================

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands                                                           6 Months
                                                                          Ended
                                                                        4/30/00
                                                                        -------
INVESTMENT INCOME (LOSS)
------------------------
INCOME
    Dividend (net of foreign taxes of $382)                            $  3,146
    Interest                                                                303
    Securities lending                                                       28
                                                                        -------
    Total income                                                          3,477
                                                                        -------

EXPENSES
    Investment management                                                 1,415
    Shareholder servicing                                                   337
    Custody and accounting                                                  101
    Prospectus and shareholder reports                                       25
    Registration                                                             11
    Legal and audit                                                           9
    Directors                                                                 3
    Miscellaneous                                                            11
                                                                        -------
    Total expenses                                                        1,912
                                                                        -------
Net investment income (loss)                                              1,565
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
NET REALIZED GAIN (LOSS)
    Securities                                                           (5,858)
    Foreign currency transactions                                          (102)
    Net realized gain (loss)                                             (5,960)
                                                                        -------
CHANGE IN NET UNREALIZED GAIN OR LOSS
    Securities                                                           58,298
    Other assets and liabilities
    denominated in foreign currencies                                        21
                                                                        -------
    Change in net unrealized gain or loss                                58,319
                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  52,359
                                                                        -------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $  53,924
                                                                        -------

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                           6 Months         Year
                                                              Ended        Ended
                                                            4/30/00     10/31/99
                                                            -------     --------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------
Operations
  Net investment income (loss)                             $  1,565    $  2,112
  Net realized gain (loss)                                   (5,960)    (35,160)
  Change in net unrealized gain or loss                      58,319      54,790
                                                          ----------------------
  Increase (decrease) in net assets from operations         53,924       21,742
                                                          ----------------------
Distributions to shareholders
  Net investment income                                        (998)     (3,788)
                                                          ----------------------
Capital share transactions *
  Shares sold                                                86,821     114,750
  Distributions reinvested                                      946       3,608
  Shares redeemed                                           (93,840)   (140,909)
  Redemption fees received                                      146         221
                                                          ----------------------
  Increase (decrease) in net assets from capital
  share transactions                                         (5,927)    (22,330)
                                                          ----------------------
  NET ASSETS
  ----------
  Increase (decrease) during period                          46,999      (4,376)
  Beginning of period                                       200,385     204,761
                                                          ----------------------
  END OF PERIOD                                          $  247,384  $  200,385
                                                          ----------------------
*Share information
   Shares sold                                                8,047      14,781
   Distributions reinvested                                      96         546
   Shares redeemed                                           (8,766)    (18,729)
                                                          ----------------------
   Increase (decrease) in shares outstanding                   (623)     (3,402)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located, or with primary operations, in Latin America. The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At April 30, 2000, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $30,794,000 and $42,094,000 respectively, for the six months ended April 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $48,426,000, of which $14,499,000 expires in 2004 and $33,927,000 expires in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $207,883,000. Net unrealized gain aggregated $37,639,000 at period end, of which $51,362,000 related to appreciated investments and $13,723,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $229,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six months then ended, the effective annual group fee rates was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $312,000 for the six months ended April 30, 2000, of which $74,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.2% of the outstanding shares of the fund at April 30, 2000. For the six months then ended, the fund was allocated $1,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $297,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $6,705,000 with certain affiliates of the manager and paid commissions of $18,000 related thereto.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------

INVESTMENT SERVICES AND INFORMATION
-----------------------------------

   KNOWLEDGEABLE SERVICE REPRESENTATIVES
   -------------------------------------

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

   ACCOUNT SERVICES
   ----------------

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC   WITHDRAWAL    Scheduled,    automatic    redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

   BROKERAGE SERVICES*
   -------------------

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

   INVESTMENT INFORMATION
   ----------------------

     COMBINED  STATEMENT  Overview of all your  accounts  with T. Rowe
     Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS   Educational  reports  on  investment   strategies  and
     financial markets.

     INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

======================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street

Wellesley
COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.           F97-051  4/30/00